UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2010

DEL TORO SILVER CORP.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-52499
(Commission File Number)

98-0515290
(IRS Employer Identification No.)

400 - 409 Granville Street Vancouver, British Columbia V6C 1T2
(Address of principal executive offices and Postal Code)

(604) 678-2531
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01  Entry into a Material Definitive Agreement

We entered into an Amendment #2 Agreement (the “Agreement”) with Yale Resources Ltd. (the “Optionor”) dated as of October 21, 2010 pursuant to which we amended the Option Agreement with the Optionor (the “Option Agreement”) dated July 7, 2009, as amended on June 25, 2010.  The amendments to the Option Agreement are as follows:

(i)	subsection 2.2 of the Option Agreement and 2.2.2.(i) of the Amendment Agreement is deleted in its entirety; and

(ii)	subsection 2.2 is replace with the following:

Yale agrees to grant Del Toro an option (the “Option”) to acquire a further 20% interest in the Property (for a total of 70%). To exercise the Option, Del Toro shall issue securities of Del Toro as well as fund exploration, development and other expenditures (the “Expenditures”) on the property as outlined below:

2.2.1        To exercise the Option, Del Toro shall issue securities of Del Toro in the following manner:

(i)      issue 250,000 common shares upon signing of this agreement; and

(ii)	on or before the date which is three (3) years after the Effective Date (July 7, 2012) Del Toro will issue and additional 400,000 shares of common stock of Del Toro to Yale.

2.2.2        To exercise the Option, Del Toro shall fund Expenditures in the following manner:

(i) on or before the date which is four (4) years after the Effective Date  (July 7, 2013) Del Toro will fund Expenditures aggregating CDN $800,000 on the Property.; and

(iii)	Subsection 2.4 of the Option Agreement is deleted in its entirety;

(iv)	Subsection 2.5 of the Option Agreement is amended as follows:

If Del Toro incurs the Expenditures during the Option Period in the manner described in Section 2.2 and pays the consideration described in Section 2.2 , then Del Toro shall earn a 70% undivided right, title and interest in and to the Property which interest shall automatically and immediately vest in Del Toro without any further act by any Party. Yale represents and warrants that upon completion of the Option Agreement that Yale will transfer an additional 20% interest in the Property to Del Toro and will be deemed to have entered into a Joint Venture with Yale.

In consideration of entering into the Agreement, we agreed to issue 250,000 common shares of our company to the Optionor effective October 22, 2010.

Item 3.02  Unregistered Sales of Equity Securities

Effective October 22, 2010, we issued 250,000 shares of common stock to Yale Resources Ltd. pursuant to the Agreement.  We issued the securities to one non-U.S. person (as that term is defined in Regulation S of the Securities Act of 1933) in an offshore transaction relying on Regulation S and/or Section 4(2) of the Securities Act of 1933.

Item 9.01  Financial Statements and Exhibits

(d)           Exhibits

10.1	Amendment #2 to Option Agreement between Del Toro Silver Corp. and Yale Resources Ltd. dated October 21, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEL TORO SILVER CORP.

/s/ Mark McLeary
Mark McLeary
President

Date:  October 22, 2010